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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               NOVEMBER 16, 2000




                                ANTIGENICS INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                        000-29089                     06-1562417
(State or other jurisdiction of    (Commission file number)   (IRS employer identification
 incorporation or organization)                                           number)
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                630 FIFTH STREET, SUITE 2100, NEW YORK, NY 10111
              (Address of Principal Executive Offices) (Zip Code)



                 Registrant's telephone number, including area
                                     code:
                                 (212) 332-4774

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          On November 16, 2000, we completed our acquisition of Aquila
Biopharmaceuticals, Inc. The acquisition was structured as a merger of a wholly owned subsidiary of Antigenics with and into Aquila pursuant to an Agreement and Plan of Merger among Antigenics, St Marks Acquisition Corp. and Aquila dated as of August 18, 2000. The Merger was a tax-free reorganization and is being accounted for as a purchase.

          As consideration for the merger, the stockholders of Aquila received
0.2898 shares of common stock, $.01 par value, of Antigenics in exchange for each of their shares of common stock, $.01 par value, of Aquila. Cash is payable in lieu of any fractional shares of Antigenics common stock otherwise issuable in the merger for a price equal to the fraction times $13.63. An outstanding warrant and all outstanding options to purchase shares of Aquila common stock were automatically converted into a warrant and options to purchase Antigenics common stock at the exchange ratio described above.

          The number of shares of Antigenics common stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between Aquila or its stockholders and Antigenics or any of its affiliates, directors or officers, or any associate of an Antigenics director or officer.

          The assets acquired in the merger were used by Aquila in the business of discovery, development and commercialization of products to prevent, treat or control infectious diseases, autoimmune disorders and cancers. Antigenics intends that Aquila, as a wholly owned subsidiary of Antigenics, will operate in the same business.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial Statements of Business Acquired.

               To be filed by amendment.

          (b)  Pro Forma Financial Information.

               To be filed by amendment.

          (c)  Exhibits:

2.1       Agreement and Plan of Merger among Antigenics Inc., St. Marks
          Acquisition Corp. and Aquila Biopharmaceuticals, Inc. dated as of
          August 18, 2000. Previously filed as Exhibit 99.1 to Antigenics'
          Current Report on Form 8-K dated August 18, 2000 (Commission File
          No. 0-29089) and incorporated herein by reference.

99.1      Press release, dated November 17, 2000. Filed herewith.



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ANTIGENICS INC.



Dated: November 30, 2000                  By: /s/  Garo H. Armen
                                             ---------------------------------
                                             Garo H. Armen Ph.D., President and
                                             Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
  NO.          DESCRIPTION
-------        -----------

2.1            Agreement and Plan of Merger among Antigenics Inc., St. Marks
               Acquisition Corp. and Aquila Biopharmaceuticals, Inc. dated as of
               August 18, 2000. Previously filed as Exhibit 99.1 to Antigenics'
               Current Report on Form 8-K dated August 18, 2000 (Commission File
               No. 0-29089) and incorporated herein by reference.

99.1           Press release, dated November 17, 2000. Filed herewith.